The Wright
                                    EquiFund
                                  Equity Trust

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Description of art work on front cover of the Prospectus

EquiFund logo in center of page with a globe underneath it, all of which is set on a blue background.
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                               Wright EquiFund -
                                Country Strategy








                                   Prospectus

                                October 29, 1997

                                   PROSPECTUS

                        THE WRIGHT EQUIFUND EQUITY TRUST
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                       Wright EquiFund - Country Strategy
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     The investment objective of Wright EquiFund - Country Strategy (the "Fund") is enhanced total investment return (consisting of price appreciation plus income). The Fund seeks to achieve its objective by investing in a broadly based portfolio of equity and equity-related securities selected from among the publicly traded companies listed in the National Equity Indices that Wright has developed for each foreign country in which Wright funds invest. Only securities for which adequate public information is available and which could be considered acceptable for investment by a prudent person comprise the National Equity Indices. The Fund is not intended as a complete investment program but as a supplemental investment for users of the Wright International Asset Allocation Model.

     This Prospectus is designed to provide you with information you should know before investing. Please retain this document for future reference.

     A Statement of Additional Information dated October 29, 1997 containing more detailed information about the Fund has been filed with the Securities and Exchange Commission and is incorporated herein by reference. This Statement is available without charge from Wright Investors' Service Distributors, Inc. or from the Investment Adviser's web site (http://www.wisi.com). In addition, the Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference and other information regarding the Fund.

             Write To:        The Wright EquiFund Equity Trust
                              Wright Investors' Service Distributors, Inc.,
                              1000 Lafayette Blvd., Bridgeport, CT 06604
                              e-mail: funds@wisdi.com

              or Call:        (800) 888-9471

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR ENDORSED OR GUARANTEED BY, ANY BANK OR OTHER INSURED DEPOSITORY INSTITUTION, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING FLUCTUATIONS IN VALUE AND THE POSSIBLE LOSS OF SOME OR ALL OF THE PRINCIPAL INVESTMENT.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                        Prospectus Dated October 29, 1997

             Table of Contents
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                                          Page


An Introduction to the Fund...............   2
Shareholder and Fund Expenses.............   6
Intended Use of the Fund..................   7
The Fund's Investment Objective
   and Policies...........................   7
The National Equity Indices...............   7
The Wright International Asset
   Allocation Model.......................   9
Other Investment Policies.................   9
Special Investment Considerations - Risks.  10
The Investment Adviser....................  12
The Administrator.........................  16
Distribution Expenses.....................  16
How the Funds Value its Shares............  17
How to Buy Shares.........................  18
How Shareholder Accounts are Maintained...  20
Distributions and Dividends by the Funds..  21
Taxes.....................................  21
How to Exchange Shares....................  23
How to Redeem or Sell Shares..............  24
Performance Information...................  26
Other Information.........................  27


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An Introduction to the Fund

The information summarized below is qualified in its entirety by the more detailed information set forth below in this Prospectus.


     The  Trust........................  The Wright  EquiFund  Equity Trust (the
"Trust") is an open-end management investment company, known as a mutual fund, registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust consists of 20 series, one of which is described in this Prospectus (each, a "Wright EquiFund" and collectively, the "Wright EquiFunds"). The remaining 19 series are being offered under separate prospectuses. Each Wright EquiFund represents a separate and distinct series of the Trust's shares of beneficial interest.


Investment  Objective.............   The  Fund's  investment  objective  is
enhanced total investment return (price appreciation plus income). The Fund seeks to achieve its objective by investing in a portfolio of equity and equity-related securities selected by the Investment Adviser from among the publicly traded companies listed in the National Equity Indices (excluding the United States). There is no guarantee that the Fund will achieve its objective.

Country Selection................  The Fund intends to invest in equity and equity-related securities of a broad range of issuers located in any of the countries, other than the United States, included in the National Equity Indices. At times the Fund may be invested in issuers located in as few as one country and as many as five countries.

The Investment Adviser selects the countries for the Fund's portfolio based on the requirements of The Wright Asset Allocation Model (the "Model") which is designed to meet the needs of institutional investors wishing exposure to investments in specific foreign countries. The Fund is expected to hold securities of countries required by the model but not available through other Wright Funds. Compliance by the Fund with the Model's requirements could result in 100% turnover of the Fund portfolio.

The Investment Adviser and  Administrator...........  The Fund has engaged
Wright Investors' Service, Inc., 1000 Administrator Lafayette Boulevard, Bridgeport, CT ("Wright" or the "Investment Adviser") as investment adviser to carry out the Fund's investment program. The Fund also has retained Eaton Vance Management ("Eaton Vance" or the "Administrator"), 24 Federal Street, Boston, MA 02110 as administrator to manage the Fund's business affairs.

The  Distributor..................  Wright Investors' Service Distributors,
Inc. ("WISDI" or the "Principal Underwriter") is the Distributor of the Fund's shares and receives a distribution fee equal on an annual basis to 0.25% of the Fund's average daily net assets.

Who May  Purchase  Fund  Shares.....  The Fund was  established  for  those institutional investors seeking exposure to specific foreign countries based on the recommendations of the Model.

How to Purchase Fund Shares......  There is no sales charge on the purchase of Fund shares. Shares of the Fund may be purchased at the net asset value per share next determined after receipt and acceptance of the purchase order. The minimum initial investment in the Fund is $1,000. This minimum investment requirement may be waived for tax-sheltered retirement plans and automatic investment program accounts and may be reduced to $500 for shares purchased through certain intermediaries. Shares may also be purchased through an exchange of securities. See "How to Buy Shares."

Distribution  Option..............  Unless the  shareholder  has elected to receive dividends and distributions in cash, dividends and distributions will be reinvested in additional shares of the Fund at the net asset value per share as of the reinvestment date. Dividend and capital gains distributions, if any, usually are made annually in December, but these annual distributions may be substantially reduced or eliminated by the Fund's possible use of equalization accounting in any year in which the Fund experiences substantial redemptions as a result of its investment strategy. See "Taxes."


Redemptions......................  Shares may be redeemed directly from the
Fund at the net asset value per share next determined after receipt of the redemption request in good order. A telephone redemption privilege is available. See "How to Redeem or Sell Shares."


Exchange  Privilege...............  Shares of the Fund may be exchanged for shares of certain other funds managed by the Investment Adviser at the net asset value next determined after receipt of the exchange request. A telephone exchange privilege is available as described under "How to Exchange Shares."

Net Asset Value.................. The net asset value per share of the Fund is calculated on each day the New York Stock Exchange is open for trading.  Call
(800) 888-9471 for the previous day's net asset value.

Taxation.........................  The Fund intends to qualify and elect to be treated as a regulated investment company for federal income tax purposes under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Fund shareholders may receive significant capital gains distributions when the Model changes its country allocation determination and the Fund adjusts its portfolio to reflect the new allocation. Share redemptions may also result in tax liability for the shareholder. See "Special Investment Considerations -- Risks" and "Taxes".

Shareholder Communications.......  Each shareholder will receive annual and semi-annual reports containing financial statements, and a statement confirming each share transaction. Financial statements included in annual reports are audited by the Trust's independent certified public accountants. Where possible, shareholder confirmations and account statements will consolidate all Wright investment fund holdings of the shareholder.


     Special Risk  Considerations......  Because the Investment Adviser uses the
Model to select countries, the Fund's portfolio may change substantially when the Model determines that a different country allocation is required. If the Model no longer requires the Fund to include securities of one or more countries in its portfolio, those securities will be sold by the Fund without regard to the tax consequences to Fund shareholders. Also, if the Model requires only countries for which other Wright EquiFunds are available, the Fund may sell substantially all of its securities and the investor may need to redeem substantially all of its shares in order to implement the appropriate reallocation of shareholder investments to those other Wright EquiFunds. Such an exchange of shares will have tax consequences for Fund shareholders. Because The Fund is non-diversified, it may purchase more than 5% of the securities of a single foreign issuer. As a result, The Fund's net asset value will be more sensitive to events affecting those issuers. Also, international investments pose additional risks including currency exchange rate fluctuation, currency revaluation and political risks. See "Special Investment Considerations--Risks."

Shareholder and Fund Expenses

Shareholder Transaction Expenses (as a percentage of the maximum offering price)
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Maximum Sales Charge Imposed on Purchases                             none
Maximum Sales Charge Imposed on Reinvestment of Dividends             none
Deferred Sales Charge                                                 none
Redemption Fees                                                       none
Exchange Fees                                                         none


Annualized Fund Operating Expenses (as a percentage of average daily net assets)
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Investment Advisory Fees                                             0.75%
Rule 12b-1 Distribution Expenses                                     0.25%
Other Expenses (including administration fee of 0.10%)               1.00%
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Total Operating Expenses*                                            2.00%
(after applicable fee reductions and expence limitations)           ======


Example

     An investor would pay the following expenses on a $1,000 investment, assuming (a) 5% annual return and (b) redemption at the end of each period:


            1 Year                                   $35
            3 Years                                  $63

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     The table and Example summarize the expenses of the Fund and are designed to help investors understand the costs and expenses they will bear, directly or indirectly, by investing in the Fund. Other Expenses are estimated for the current fiscal year.*In the event Other Expenses exceed the estimated 1.00%, the Distribution Fee or Investment Advisory Fee or both will be reduced so that Total Operating Expenses do not exceed 2.00%. If total reduction of the Distribution Fee and Investment Advisory Fee is not sufficient to reduce expenses to the 2.00% level, expenses exceeding the 2.00% level will be allocated to the Investment Adviser so that the shareholder will not experience expenses over the 2.00% level. This policy is expected to continue at least until December 31, 1998.


     THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Federal regulations require the Example to assume a 5% annual return, but actual annual return will vary. For further information regarding the expenses of the Fund see "The Investment Adviser," "The Administrator," "Distribution Expenses" and "How to Redeem or Sell Shares."

Intended Use of the Fund

     The Fund is not intended to be a complete investment program. The Fund is intended for use as part of an investment program that utilizes the Model as a guide in creating an investment portfolio. Thus, the Fund is used only to complete the allocation of an investor's resources over the countries specified by the Model. The Fund will only hold equity securities from countries specified by the Model which are not available through other series of the Trust. Please review the sections "The Wright International Asset Allocation Model" and "Special Investment Considerations - Risks" below.


The Fund's Investment Objective and Policies


     The Fund's investment objective is enhanced total investment return (price appreciation plus income). The Fund seeks to achieve its objective by investing in a portfolio of equity and equity-related securities selected by the Investment Adviser from among the publicly traded companies listed in the National Equity Indices that Wright has developed. Only securities for which adequate public information is available and which could be considered acceptable for investment by a prudent person will comprise a National Equity Index. The Fund invests in a broad range of issuers located in any of the countries, other than the United States, included in the National Equity Indices for which no other EquiFund is available. At times the Fund may be invested in issuers located in as few as one country and as many as five countries. The Investment Adviser selects countries for the Fund's portfolio based on the requirements of the Model.When Wright adds a new country to the National Equity Indices, The Fund may invest in issuers located in that country if specified by the Model.


     The Fund will, under normal market conditions, invest substantially all, but at least 80%, of its total assets in equity and equity-related securities, including common stocks, preferred stocks, rights, warrants and securities convertible into stock. Pending investment of cash proceeds from new sales of Fund shares, to meet ordinary daily cash needs or for temporary defensive purposes, the Fund may hold cash or invest substantially all of its assets in short-term debt securities.

     Except for the fundamental investment restrictions listed in the Statement of Additional Information, the investment objective and policies of the Fund are not fundamental and may be changed by the Trustees of the Trust without a vote of the Fund's shareholders. If any changes were made, the Fund might have an investment objective different from that which an investor considered appropriate when the investor became a shareholder in the Fund. There is no assurance that the Fund will achieve its investment objective.


The National Equity Indices

     Wright, with the assistance of major financial institutions as described below, has developed the National Equity Indices (the "Indices"). Each of the Indices (an "Index") is designed to include substantially all the publicly traded companies in the nation or nations in which the Fund is permitted to invest which meet the prudent investor standard. The prudent investor standard requires that care, skill and caution be used in selecting securities for investment. This prudent investor standard is the foundation for the investment criteria employed in creating the Indices, as explained below.


     Wright has developed Indices which track the equity markets in the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Italy, Japan, Malaysia, Mexico, Netherlands, Norway, Singapore, Spain, Sweden, Switzerland, United Kingdom and the United States. The Fund will invest only in those countries included in the list for which no other Wright EquiFund exists. Wright believes that the equity markets in the countries included in the list are reasonably mature and stable. Wright will develop Indices which cover additional countries when Wright determines that the equity markets of those countries are sufficiently mature and stable.


     Wright has also developed regional and world equity indices which track the performance of equity securities on a broader scale. The performance of each Index is included in various publications of Wright Investors' Service, including the monthly International Investment Advice and Analysis.

     Wright has developed disciplined objective criteria for the prudent investor standard to insure that the required care, skill and caution are used in selecting securities for each of the Indices. Wright generally considers for inclusion in an Index only those companies which have at least:

         1.   Five years of audited operating information;

         2.   An established minimum in both book value and market value; and

         3.   A three-year record of pricing in a public market.

     In addition, only companies that meet the following criteria will be included in an Index:

         1. A significant portion of the shares of the company is believed to be publicly owned;

         2. The company has had positive earnings for the last fiscal or calendar year, or for the last twelve months, or cumulatively for the last three years; and

         3. The company is not a closed-end investment company, a real estate investment trust or a non-bank securities broker/dealer.

     In selecting securities for the Indices and for inclusion in the Fund's portfolio, Wright utilizes its Worldscope(R) international database. This database provides more than 1,500 items of information on more than 15,000 companies worldwide. Wright may utilize the services of major financial institutions that are located in the nations in which the Fund may invest and are qualified to supply Wright with research products and services. These services include reports on particular industries and companies, economic surveys and analyses of the investment environment and trends in a particular nation, recommendations as to whether specific securities should be included in an Index and other appropriate assistance in the performance of Wright's decision-making responsibilities.

     The Indices are adjusted quarterly and as otherwise necessary to reflect significant events. Changes in the composition of an Index will be made by determining whether existing companies included in the Index continue to meet the criteria of the Index and whether other companies meet these criteria and should replace or be added to the companies already comprising that Index. The Indices give equal weight to each security included therein, and are intended to include substantially all the publicly traded companies that meet the requirements of the prudent investor standard in the respective nations. Use of the equal weighting method of constructing an Index will often result in a greater representation of smaller capitalization companies than would occur if the Index were weighted on the basis of relative market capitalization in the nation or nations in which their securities are primarily traded. Such smaller capitalization companies may have shorter operating histories, less diversification of assets and smaller dividend payments than larger capitalization companies. On the other hand, such smaller capitalization companies may be younger or less mature companies still experiencing significant growth. Additional explanation of the objective criteria used in the process of selecting companies for inclusion in an Index is included in the Statement of Additional Information.

     The securities included in an Index will be (i) admitted to official listing on a stock exchange in any Member State of the European Economic Community, (ii) admitted to official listing on a recognized stock exchange in any other country in Western Europe, Asia, Oceania, the American continents, including Bermuda, and Africa, (iii) traded on another regulated market in any such Member State of the European Economic Community or such other country referred to above, provided such market operates regularly and is recognized and open to the public, or (iv) recently issued, provided the terms of the issue provide that application be made for admission to official listing on any of the stock exchanges or other regulated markets referred to above, and provided such listing is secured within a year following the date of issuance. Although the Fund may acquire for its portfolio only those securities that are included in the relevant Index at the time of purchase, it is not expected that the Fund's portfolio will necessarily resemble the Index either in the number of securities included or in the amount invested in each security.


The Wright International Asset Allocation Model

     Wright has developed the Model which it uses to determine appropriate country allocation for an international investment portfolio. Using the Model, Wright and other institutional investors are able to select a single country or regional Wright EquiFund for an investment portfolio. When the Model specifies countries for which there is no Wright EquiFund available, the Fund will purchase equity securities of issuers located in such country or countries listed on the National Equity Index. Thus, the Fund enables completion of the investment portfolio specified by the Model.


Other Investment Policies

     The Trust, on behalf of the Fund, has adopted certain fundamental investment restrictions which are enumerated in detail in the Statement of Additional Information and which may be changed only by the vote of a majority of the Fund's outstanding voting securities. Among these restrictions, the Fund may not borrow money except from a bank, and then only up to 1/3 of the current market value of its total assets (including the amount borrowed). The Fund has no current intention of borrowing for leverage or speculative purposes.

     The Fund is non-diversified which means that it may invest more than 5% of its total assets in the securities of a single foreign issuer. Investing a significant amount of the Fund's assets in the securities of a small number of foreign issuers will cause the Fund's net asset value to be more sensitive to events affecting those issuers. The Portfolio will not concentrate (invest 25% or more of its total assets) in the securities of issuers in any one industry but may at times concentrate in the securities of issuers in any one country.


Special Investment Considerations -- Risks

No Consideration of Minimizing Taxes. The Fund is designed to work in conjunction with other series of the Trust to enable investors to construct an investment portfolio that follows the Model. The Fund will only hold equity securities of issuers located in countries specified by the Model that are not available through the other Wright EquiFunds. If the Model changes and no longer requires the Fund to include one or more countries whose securities are held by the Fund, those securities will be sold by the Fund, without regard to whether short-term or long-term gains or losses may be realized. This could result in 100% turnover of the Fund's portfolio. Any resulting net realized capital gains, to the extent not treated as distributed to redeeming shareholders through the use of equalization accounting (see "Taxes"), will be distributed in taxable distributions a substantial portion of which could be attributable to net short-term capital gains realized by the Fund and therefore taxable to shareholders as ordinary income. Also, if the Model changes to include only countries for which other Wright EquiFunds are available, substantially all of the Fund's shares may be redeemed in order to implement the appropriate reallocation of investments to those other Wright EquiFunds. Redemptions will be taxable transactions that may result in tax liability for investors who are subject to tax. Because the Fund is designed specifically to complete the asset allocation specified by the Model, neither the Fund's investment decisions regarding purchases or sales of portfolio securities nor the redemption of Fund shares effected by an adviser will take an investor's tax liability or other tax consequences into account.

Repurchase Agreements. The Fund may enter into repurchase agreements in order to earn income on temporarily uninvested cash. A repurchase agreement is an agreement under which the seller of securities agrees to repurchase and the Fund agrees to resell the securities at a specified time and price. The Fund may enter into repurchase agreements only with large, well-capitalized domestic or foreign banks or government securities dealers that meet Wright credit standards. In addition, such repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned under the repurchase agreement. In the event of a default or bankruptcy by a seller under a repurchase agreement, the Fund will seek to liquidate such collateral. However, the exercise of the right to liquidate such collateral could involve certain costs, delays and restrictions and is not ultimately assured. To the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, the Fund could suffer a loss. There is no percentage limit on the amount of the Fund's investments in repurchase agreements, except for the requirement that, under normal market conditions, at least 80% of the Fund's total assets will be invested in equity securities.

Foreign Investments. Investment in securities of foreign companies and governments may involve certain risk considerations in addition to those arising when investing in domestic securities. These considerations include the possibility of currency exchange rate fluctuations and revaluation of currencies, the existence of less publicly available information about foreign issuers, different accounting, auditing and financial reporting standards, less stringent securities regulation, non-negotiable brokerage commissions, different tax provisions, political or social instability, war or expropriation. Moreover, foreign stock and bond markets generally are not as developed and efficient as those in the United States and, therefore, the volume and liquidity in those markets may be less, and the volatility of prices may be greater, than in U.S. markets. Settlement of transactions in foreign markets may be delayed beyond what is customary in U.S. markets. These considerations generally are of greater concern in developing countries.

     The Fund may invest in foreign securities in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), International Depositary Receipts ("IDRs") or other similar securities convertible into securities of foreign issuers. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying foreign securities. EDRs and IDRs are receipts typically issued by a European bank or trust company evidencing ownership of the underlying foreign securities.

Foreign Currency Transactions. The Fund may buy and sell foreign currencies. The value in U.S. dollars of investments quoted or denominated in foreign currencies will be affected by changes in currency exchange rates. As one way of managing currency exchange rate risk, a Fund may enter into forward foreign currency exchange contracts, which are agreements to purchase or sell foreign currencies at a specified price and date. The Fund will usually enter into these contracts to fix the value of a security it has agreed to buy or sell (transaction hedge). The Fund also may, but does not expect to, use these contracts to hedge the value of a security it already owns, particularly if it expects a decline in the value of the currency in which the foreign security is quoted or denominated (position hedge). The underlying currency value of the Fund's forward contracts will be limited to the value of securities to be bought and sold in that currency plus the value of the Fund's portfolio securities quoted or denominated in such currency. There is no other percentage limitation on the Fund's holdings of foreign currencies or forward contracts, except for the requirement that, under normal market conditions, at least 80% of the Fund's net assets will be invested in equity securities. Contracts to sell foreign currency could limit any potential gain which might be realized by the Fund if the value of the hedged currency increases. Although the Fund will attempt to benefit from using forward contracts, the success of a hedging strategy will depend on the Investment Adviser's ability to predict accurately the future exchange rate between foreign currencies. The ability to predict the direction of currency exchange rates involves skills different from those used in selecting securities.

Lending Portfolio Securities. The Fund may seek to increase its total return by lending portfolio securities to broker-dealers or other institutional borrowers. Such loans are required to be secured continuously by collateral in cash or liquid assets. During the existence of a loan, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and will also receive a fee or all or a portion of the interest, if any, on investment of the collateral. However, the Fund may at the same time pay a transaction fee to such borrowers and administrative expenses, such as finders fees to third parties. The Fund may invest the proceeds it receives from a securities loan in the types of securities in which it may invest. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. However, the loans will be made only to organizations deemed by the Investment Adviser to be of good standing and when, in the judgment of the Investment Adviser, the consideration which can be earned from securities loans of this type justifies the attendant risk. The financial condition of the borrower will be monitored by the Investment Adviser on an ongoing basis and collateral values will be continuously maintained at no less than 100% by "marking to market" daily. If the Investment Adviser decides to make securities loans, it is intended that the value of the securities loaned would not exceed 30% of the Fund's total assets.

Temporary Defensive Investments. During periods of unusual market or economic conditions, when Wright believes that investing for temporary defensive purposes is appropriate, all or any portion of the Fund's assets may be held in cash (including, subject to the Code's requirements applicable to regulated investment companies, the foreign currency of the nation or nations in which the Fund invests) or invested in short-term obligations, including but not limited to obligations issued or guaranteed by the U.S. or any foreign government or any of their respective agencies or instrumentalities; obligations of public international agencies; commercial paper which at the date of investment is rated A-1 by Standard & Poor's Ratings Group ("S&P") or P-1 by Moody's Investors Service, Inc. ("Moody's"), or, if not rated by such rating organizations, is deemed by the Investment Adviser to be of comparable quality; short-term corporate obligations and other debt instruments which at the date of investment are rated AA or better by S&P or Aa or better by Moody's or, if unrated, which are deemed by the Investment Adviser to be of comparable quality; and certificates of deposit, bankers' acceptances and time deposits of domestic or foreign banks which are determined to be of high quality by the Investment Adviser. Temporary investments may be denominated either in U.S. dollars or in the currencies of the nations in which the Fund is investing.


The Investment Adviser

     The Fund has engaged  Wright,  a  wholly-owned  subsidiary  of The Winthrop
Corporation ("Winthrop"), to act as its investment adviser pursuant to an Investment Advisory Contract. Wright, acting under the general supervision of the Trust's Trustees, furnishes the Fund with investment advice and management services. The address of both Winthrop and Wright is 1000 Lafayette Boulevard, Bridgeport, Connecticut. The Trustees of the Trust are responsible for the general oversight of the conduct of the Fund's business.

     Wright is a leading independent international investment management and advisory firm which, together with its parent, Winthrop, has more than 30 years' experience. Its staff of over 150 people includes a highly respected team of 65 economists, investment experts and research analysts. In addition to the Fund, Wright manages assets for bank trust departments, corporations, unions, municipalities, eleemosynary institutions, professional associations, institutional investors, fiduciary organizations, family trusts and individuals. Wright is also the investment adviser to The Wright Managed Equity Trust, The Wright Managed Income Trust, The Wright Managed Blue Chip Series Trust, The Wright Blue Chip Master Portfolio Trust and Catholic Values Investment Trust
(the "Wright Funds"). Wright, along with Disclosure International, Inc., operates one of the world's largest and most complete databases of financial information on over 15,000 domestic and international corporations. The estate of John Winthrop Wright is the controlling shareholder of Winthrop. As of May 1, 1997, Wright managed approximately $4 billion of assets.

     An Investment Committee of experienced analysts exercises disciplined direction and control over all investment selections, policies and procedures for the Fund. The Committee, following highly disciplined buy-and-sell rules, makes all decisions for the selection, purchase and sale of all securities. The members of the Committee are as follows:

     Peter M. Donovan, CFA, President and Chief Executive Officer of Wright. Mr. Donovan received a BA Economics, Goddard College and joined Wright from Jones, Kreeger & Co., Washington, DC in 1966. Mr. Donovan is the president of The Wright Managed Income Trust, The Wright Managed Equity Trust, The Wright Managed Blue Chip Series Trust, The Wright EquiFund Equity Trust, The Wright Blue Chip Master Portfolio Trust and Catholic Values Investment Trust. He is also a director of Aetna Master Fund. He is a member of the New York Society of Security Analysts and the Hartford Society of Financial Analysts.

     Judith R. Corchard, Chairman of the Investment Committee, Executive Vice President - Investment Management of Wright. Ms. Corchard attended the University of Connecticut and joined Wright in 1960. She is a member of the New York Society of Security Analysts and the Hartford Society of Financial Analysts.

     Jatin J. Mehta, CFA, Chief Investment Officer - U.S. Equities of Wright. Mr. Mehta received a BS Civil Engineering, University of Bombay, India and an MBA from the University of Bridgeport. Before joining Wright in 1969, Mr. Mehta was an executive of the Industrial Credit Investment Corporation of India, a World Bank agency in India for financial assistance to private industry. He is a member of the New York Society of Security Analysts and the Hartford Society of Financial Analysts.

     Harivadan K. Kapadia, CFA, Senior Vice President - Investment Analysis and Information of Wright. Mr. Kapadia received a BA (hon.) Economics and Statistics and MA Economics, University of Baroda, India and an MBA from the University of Bridgeport. Before joining Wright in 1969, Mr. Kapadia was Assistant Lecturer at the College of Engineering and Technology in Surat, India
and Lecturer, B.J. at the College of Commerce & Economics,  VVNagar, India.
He has published the textbooks: "Elements of Statistics," "Statistics," "Descriptive Economics," and "Elements of Economics." He was appointed Adjunct Professor at the Graduate School of Business, Fairfield University in 1981. He is also a member of the New York Society of Security Analysts and the Hartford Society of Financial Analysts.

     Michael F. Flament, CFA, Senior Vice President - Investment and Economic Analysis of Wright. Mr. Flament received a BS Mathematics, Fairfield University; MA Mathematics, University of Massachusetts and an MBA Finance, University of Bridgeport and joined Wright in 1972. He is a member of the New York Society of Security Analysts and the Hartford Society of Financial Analysts.

     James P. Fields, CFA, Vice President and Investment Officer of Wright. Mr. Fields received a BS Accounting, Fairfield University and an MBA Finance from Pace University. He joined Wright in 1982 and is also a member of the New York Society of Security Analysts.

     Amit S. Khandwala, Vice President - International Investments of Wright. Mr. Khandwala received a BS (Economics, Accounting, International Business and Computers) from University of Bombay, India, and an MBA (Investments, Corporate Finance, International Finance & International Marketing) from the University of Hartford. Mr. Khandwala has taught in the Executive MBA Program at the
University of Hartford Business School and his research on ADRs has been published in The Journal of Portfolio Management. He was involved in establishing the Stamford Society of Securities Analysts and is a member of the New York Society of Security Analysts and the Hartford Society of Financial Analysts. He joined Wright in 1986.

     Charles T. Simko, Jr., Vice President - Investment Research of Wright. Mr. Simko received a BS in Mathematics from Fairfield University. He joined Wright in 1985.

     Under the Fund's Investment Advisory Contract, the Fund is required to pay Wright a monthly advisory fee calculated at the annual rates (as a percentage of average daily net assets) set forth in the following table.

                           ANNUAL % ADVISORY FEE RATES

      Under $500 Million     $500 Million to $1 Billion      Over $1 Billion
    -------------------------------------------------------------------------

            0.75%                      0.73%                     0.68%

     In addition to compensating Wright for its advisory services to the Fund, the advisory fee is intended to partially compensate Wright for the maintenance of the Indices which form the basis for the selection of securities for the Fund. Wright incurs significant expenses in maintaining the Indices, including: the cost of employing persons to research companies that are candidates for inclusion in or removal from an Index and to enter data into Wright's computerized international database;

compensation to institutions in each country for research provided to Wright; expenses associated with travel to the countries for which Wright maintains Indices; and the costs of subscribing to numerous publications and making extensive use of long-distance telecommunications facilities. The need to compensate Wright for incurring these expenses in maintaining the Indices distinguishes the Wright Funds from traditional index funds with portfolios that track independently published indices available at little or no cost to the funds' managers.

     Shareholders of the Fund who are also advisory clients of Wright may have agreed to pay Wright a fee for such advisory services. Wright does not intend to exclude from the calculation of the investment advisory fees payable to Wright by such advisory clients the portion of the advisory fee payable by the Funds. Accordingly, a client may pay an advisory fee to Wright in accordance with Wright's customary investment advisory fee schedule charged to investment advisory clients and at the same time, as a shareholder in the Fund, bear its share of the advisory fee paid by the Fund to Wright as described above.

     Pursuant to the Investment Advisory Contract, Wright also furnishes for the use of the Fund office space and all necessary office facilities, equipment and personnel for servicing the investments of the Fund. Other than those expenses expressly stated to be payable by Wright under its Investment Advisory Contract, the Fund is responsible for all expenses relating to its operations including, but not limited to, Wright's advisory fee; Eaton Vance's administration fee; fees pursuant to the Fund's Rule 12b-1 distribution plan; taxes, if any; custodian, legal and auditing fees; fees and expenses of Trustees who are not members of, affiliated with or interested persons of Wright, Winthrop or Eaton Vance; insurance premiums; trade association dues; expenses of obtaining quotations for calculating the value of the Fund's net assets; printing and other expenses which are not expressly designated as expenses of Wright or Eaton Vance.

     Wright places the portfolio security transactions for the Fund, which in some cases may be effected in block transactions which include other accounts managed by Wright. Wright provides similar services directly for bank trust departments. Wright seeks to execute the Fund's portfolio security transactions on the most favorable terms and in the most effective manner possible. Subject to the foregoing, Wright may consider sales of shares of the Wright Funds as a factor in the selection of broker-dealer firms to execute such transactions. Portfolio changes may be made by Wright without regard to the length of time a security has been held. However, it is not the intention of the Fund to engage in trading for short-term profits. The frequency of the Fund's portfolio transactions or turnover rate is expected to be higher than other mutual funds with a similar investment objective because the Fund meets the requirements of the Model for asset allocation across a varying range of foreign countries. A high rate of portfolio turnover (100% or more) involves a correspondingly greater amount of brokerage commissions and other costs which must be borne directly by the Fund and thus indirectly by its shareholders. It may also result in the realization of larger amounts of net short-term capital gains, distributions from which are taxable to shareholders as ordinary income and may, under certain circumstances, make it more difficult for the Fund to qualify as a regulated investment company under the Code.


The Administrator

     The Fund engages Eaton Vance as its administrator under an Administration Agreement. Under the Administration Agreement, Eaton Vance is responsible for managing the business affairs of the Fund, subject to the supervision of the Trustees of the Trust. Eaton Vance's services include recordkeeping, preparing and filing of documents required to comply with federal and state securities laws, supervising the activities of the Fund's custodian and transfer agent, providing assistance in connection with the Trustees and shareholders meetings and other administrative services necessary to conduct the Fund's business. Eaton Vance will not provide any investment management or advisory services to the Fund. For its services under the Administration Agreement, the Fund is required to pay Eaton Vance a monthly administration fee calculated at the annual rates (as a percentage of average daily net assets) set forth in the following table.

                        ANNUAL % ADMINISTRATION FEE RATES

                          Under                   Over
                       $100 Million            $100 Million
              -----------------------------------------------------

                         0.10%                   0.06%

     Eaton Vance, its affiliates and its predecessor companies have been engaged primarily in managing assets of individuals and institutional clients since 1924 and managing, administering and marketing mutual funds since 1931. Total assets under management exceed $17 billion. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp. ("EVC"), a publicly-held holding company.


Distribution Expenses

     In addition to the fees and expenses payable by the Fund in accordance with its Investment Advisory Contract and Administration Agreement, the Fund pays for certain expenses pursuant to a Distribution Plan (the "Plan") designed to meet the requirements of Rule 12b-1 under the 1940 Act and the Conduct Rules of the National Association of Securities Dealers, Inc. (the "NASD").

     The Trust has entered into a distribution contract with WISDI, a wholly owned subsidiary of Winthrop. Under this contract and the Plan, it is currently intended that the Fund will pay to WISDI for distribution services and personal and account maintenance services in connection with the Fund's shares, an annual fee equal to .25% of the Fund's average daily net assets. Appropriate adjustments to payments made pursuant to the Plan shall be made whenever necessary to assure that no payment is made by the Fund which exceeds the applicable maximum cap imposed on asset-based, front-end and deferred sales charges by Rule 2830 of the NASD.

     Pursuant to the Plan, the Trust, on behalf of the Fund, is authorized to compensate WISDI for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by WISDI in connection with the Fund's shares. The amount of such compensation, including compensation for personal and account maintenance services, paid during any one year may not exceed .25% of the average daily net assets of the Fund. Such compensation shall be calculated and accrued daily and paid quarterly.

     Distribution services and expenses for which WISDI may be compensated pursuant to this Plan include, without limitation: compensation to and expenses incurred by investment dealers, banks or other institutions ("Authorized Dealers") and the officers, employees and sales representatives of Authorized Dealers and of WISDI; allocable overhead, travel and telephone expenses; the printing of prospectuses and reports for other than existing shareholders; the preparation and distribution of sales literature and advertising; and all other expenses (other than personal and account maintenance services as defined below) incurred in connection with activities primarily intended to result in the sale of the Fund's shares.

     Personal and account maintenance services include, but are not limited to, payments made to or on account of WISDI, Authorized Dealers and their respective officers, employees and sales representatives who respond to inquiries of, and furnish assistance to, shareholders concerning their ownership of Fund shares and their accounts or who provide similar services not otherwise provided by or on behalf of the Fund.


How the Fund Values its Shares

     The Trust values the shares of the Fund once on each day the New York Stock Exchange ("NYSE") is open as of the close of regular trading on the NYSE (normally 4:00 p.m., New York time). The net asset value is determined in the manner authorized by the Trustees of the Trust by the Fund's custodian (as agent for the Fund) with the assistance of Wright for securities that involve valuation problems. Such determination is accomplished by dividing the number of outstanding shares of the Fund into its net worth (the excess of its assets over its liabilities).

     Portfolio securities traded on more than one United States national securities exchange or foreign securities exchange are valued by the Fund's custodian at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities, unless those prices are deemed by Wright not to be representative of current market values. Securities which cannot be valued at such prices will be valued by Wright at fair value in accordance with procedures adopted by the Trustees. Foreign currencies, options on foreign currencies and forward foreign currency contracts will be valued at their last sales price as determined by published quotations or as supplied by banks that deal in such instruments. The value of all assets and liabilities expressed in foreign currencies will be converted into a U.S. dollar value at the mean between the buying and selling rates of such currencies against U.S. dollars last quoted by any major bank. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Trustees. Securities traded over-the-counter, unlisted securities and listed securities for which closing sale prices are not available are valued at the mean between latest bid and asked prices or, if such bid and asked prices are not available, at prices supplied by a pricing agent selected by Wright, unless such prices are deemed by Wright not to be representative of market values at the close of business of the NYSE. Securities for which market quotations are unavailable, restricted securities, securities for which prices are deemed by Wright not to be representative of market values and other assets will be appraised at their fair value as determined in good faith according to guidelines established by the Trustees of the Trust. Short-term obligations with remaining maturities of sixty days or less are valued at amortized cost, which the Trustees have determined approximates market value. Options traded on exchanges and over-the-counter will be valued at the last current sales price on the market where such option is principally traded. Over-the-counter and listed options for which a last sale price is not available will be valued on the basis of quotations supplied by dealers who regularly trade such options, or if such quotations are not available or deemed by Wright not to be representative of market values, at fair value.

     Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open for trading). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Fund's net asset values are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in the Fund's calculation of net asset value unless Wright deems that the particular event would materially affect net asset value, in which case an adjustment will be made.


How to Buy Shares

     Shares of the Fund are sold without a sales charge at the net asset value next determined after the receipt of a purchase order as described below. The minimum initial investment is $1,000, although this minimum investment requirement may be waived for investments in 401(k) tax-sheltered retirement plans and Automatic Investment Program accounts and reduced to $500 with respect to shares purchased by or for an investor making an investment through an investment adviser, financial planner, broker, or other intermediary that charges a fee for its services and has entered into an agreement with the Fund or its Principal Underwriter. There is no minimum amount required for subsequent purchases. The Fund reserves the right to reject any order for the purchase of its shares or to limit or suspend, without prior notice, the offering of its shares.

     Shares of the Fund may be purchased or redeemed through an Authorized Dealer. Charges may be imposed by the institution for its services. Any such charges could constitute a material portion of a smaller account. Shares may be purchased or redeemed directly from or with the Fund without imposition of any charges by the Fund.

     Purchase By Wire: Investors may purchase shares by transmitting immediately available funds (Federal Funds) by wire to:

                      Boston Safe Deposit and Trust Company
                                One Boston Place
                                   Boston, MA

                                 ABA: 011001234
                                 Account 081345
                         Further Credit: (Name of Fund)
                       (Include your Fund account number)

     Initial purchase - Upon making an initial investment by wire, an investor must first telephone the Fund's Order Department at (800) 225-6265, ext. 7750, to advise of the action and to be assigned an account number. If this telephone call is not made, it may not be possible to process the order promptly. In addition, an Account Instructions form, which is available through WISDI, should be promptly forwarded to First Data Investor Services Group (the "Transfer Agent") at the following address:

                         Wright Managed Investment Funds
                                  P.O. Box 5156
                           Westborough, MA 01581-9698

     Subsequent Purchases - Additional investments may be made at any time through the wire procedure described above. The Fund's Order Department must be immediately advised by telephone at (800) 225-6265, ext. 7750 of each transmission of funds by wire.

     Purchase by Mail: Initial Purchases - The Account Instructions form available through WISDI should be completed by an investor, signed and mailed with a check, Federal Reserve Draft, or other negotiable bank draft, drawn on a U.S. bank and payable in U.S. dollars, to the order of the Fund and mailed to the Transfer Agent at the above address.

     Subsequent Purchases - Additional purchases may be made at any time by an investor by check, Federal Reserve draft, or other negotiable bank draft, drawn on a U.S. bank and payable in U.S. dollars, to the order of the Fund at the above address. The sub-account, if any, to which the subsequent purchase is to be credited should be identified together with the sub-account number and, unless otherwise agreed, the name of the sub-account.

     Automatic Investment Program - for regular share accumulation: Cash investments of $50 or more may be made through the shareholder's checking account via automatic withdrawal each month or quarter. The $1,000 minimum initial investment and small account redemption policy are waived for the Automatic Investment Program.

     Purchase through Exchange of Securities: Investors wishing to purchase shares of the Fund through an exchange of portfolio securities should contact WISDI to determine the acceptability of the securities and make the proper arrangements. The shares of the Fund may be purchased, in whole or in part, by delivering to the Fund's custodian securities that meet the investment objective and policies of the Fund, have readily ascertainable market prices and quotations and that are otherwise acceptable to the Investment Adviser and the Fund. The Trust only will accept securities in exchange for shares of the Fund for investment purposes and not as agent for the shareholders with a view to a resale of such securities. The Investment Adviser, WISDI and the Fund reserve the right to reject all or any part of the securities offered in exchange for shares of the Fund. An investor who wishes to make an exchange should furnish to WISDI a list with a full and exact description of all of the securities which he proposes to deliver. WISDI or the Investment Adviser will specify those securities which the Fund is prepared to accept and will provide the investor with the necessary forms to be completed and signed by the investor. The investor should then send the securities, in proper form for transfer, with the necessary forms to the Fund's Custodian and certify that there are no legal or contractual restrictions on the free transfer and sale of such securities. Exchanged securities will be valued at their fair market value as of the date that the securities in proper form for transfer and the accompanying purchase order are both received by the Trust, using the procedures for valuing portfolio securities as described under "How the Fund Values its Shares" on page 17. However, if the NYSE or appropriate foreign stock exchange is not open for unrestricted trading on such date, such valuation shall be on the next day on which the NYSE or foreign stock exchange is so open. In any event, all valuations are determined in good faith by or at the direction of the Trustees of the Trust. The net asset value used for purposes of pricing shares sold under the exchange program will be the net asset value next determined following the receipt of both the securities offered in exchange and the accompanying purchase order. Securities to be exchanged must have a minimum aggregate value of $5,000. An exchange of securities is generally a taxable transaction for federal and state income tax purposes.


How Shareholder Accounts are Maintained

     Upon the initial purchase of the Fund's shares, an account will be opened for the account or sub-account of an investor. Subsequent investments may be made at any time by mail to the Transfer Agent or by wire, as noted above. The Trust has the right, upon 60 days' notice to shareholders, to involuntarily redeem shares, at the net asset value in accounts which do not meet the minimum account requirement. However, no such redemption would be required by the Fund if the cause of the low account balance was a reduction in the net asset value of Fund shares. Confirmation statements indicating total shares of the Fund owned in the account or each sub-account will be mailed to investors quarterly and at the time of each purchase (other than reinvestment of dividends or distributions) or redemption. The issuance of shares will be recorded on the books of the Fund. The Trust does not issue share certificates.


Distributions and Dividends by the Fund

     The Trust intends to pay dividends from the net investment income of the Fund at least annually. Any realized net capital gains from the sale of securities in the Fund's portfolio or other transactions (reduced by any available capital loss carryforwards from prior years) also will generally be distributed at least annually. Shareholders may reinvest dividends and capital gains distributions, if any, in additional shares of the Fund at the net asset value as of the ex-dividend date. Unless shareholders otherwise instruct, all distributions and dividends automatically will be invested in additional shares of the Fund. Alternatively, shareholders may reinvest capital gains distributions and direct that dividends be paid in cash, or direct that both dividends and capital gains distributions be paid in cash. The amount of the Fund's distributions may be affected by its use of equalization accounting, if applicable, as described below in "Taxes."


Taxes

     The Fund is a separate taxable entity under the Code and intends to qualify and elect to be treated and to continue to qualify as a regulated investment company for federal income tax purposes. In order to so qualify, the Fund must meet certain requirements with respect to sources of income, diversification of assets, and distributions to shareholders. As a regulated investment company, the Fund will not pay federal income or excise taxes to the extent that it distributes to its shareholders all of its net investment income and net realized capital gains in accordance with the timing requirements of the Code. The Fund will not be subject to income, corporate excise or franchise taxation in Massachusetts in any year in which it qualifies as a regulated investment company under the Code.

     For federal income tax purposes, distributions from the Fund's net investment income, any excess of its net short-term capital gain over its net long-term capital loss and certain net realized foreign currency gains are taxable to shareholders as ordinary income, whether received in cash or reinvested in additional shares. It is not expected that any portion of the Fund's distributions will qualify for the corporate dividends-received deduction. Distributions from any excess of the Fund's net long-term capital gain over its net short-term capital loss that the Fund designates as "capital gain dividends" are taxable as long-term capital gain whether received in cash or reinvested in additional shares, regardless of how long the shareholder has held the Fund shares. As a result of tax legislation enacted on August 5, 1997, long-term capital gains are taxable at different rates for individual (noncorporate) investors (generally 28% or 20% maximum rates, but other rates may also apply in particular cases) depending upon the holding period of the asset that produced the gains, the investor's tax bracket, and other relevant factors. Distributions on Fund shares shortly after their purchase, although they may be attributable to taxable income and/or capital gains that had been realized but not distributed at the time of purchase and therefore may be in effect a return of a portion of the purchase price, are generally subject to federal income tax. Distributions treated as ordinary income or long-term capital gains that are declared by the Fund in October, November or December to shareholders of record as of a date in such month and paid the following January will be treated for federal income tax purposes as having been received by the shareholder on December 31 of the year in which they are declared.

     Redemptions (including exchanges) of Fund shares are taxable transactions and may in particular cases be subject to wash sale or other special tax rules.

     Sales of portfolio securities in accordance with the Fund's investment strategy and the requirements of the Model may result in significant capital gains or losses at the Fund level, and related shareholder redemptions may also result in the realization of significant gains or losses at the shareholder level. The Fund and Wright will not seek to avoid realization of taxable gains or to realize losses at either the Fund or shareholder level or attempt to minimize any shareholder's or all shareholders' tax liability. However, if the Fund experiences substantial redemptions during a particular year and otherwise qualifies to do so, the Fund may use equalization accounting for tax purposes. Equalization accounting would allow the Fund to treat on its tax return the portion of redemption proceeds that represents each redeeming shareholder's share of the Fund's undistributed investment company taxable income and realized net capital gain as if it were an actual distribution of such income and gain for which the Fund would be entitled to a dividends-paid deduction. However, a redeeming shareholder's treatment of the redemption would not be affected by the Fund's use of equalization accounting, and the shareholder would consequently treat the entire amount received from the Fund in a redemption (including an exchange) as gross proceeds from the redemption of shares. The use of equalization accounting would have the effect of reducing the amounts of income and gains that the Fund would be required to distribute as dividends to nonredeeming shareholders in order for the Fund to avoid federal income and excise tax. Consequently, if equalization accounting is used for a particular year, the Fund's actual dividends and distributions for that year may be substantially reduced or even eliminated. The Fund cannot predict whether it will experience substantial redemptions for any particular period and will take all relevant factors into account in determining the amounts necessary or appropriate to distribute each year, with the principal objective of avoiding any federal income or excise tax liability for the Fund.

     The Fund may be subject to foreign withholding or other foreign taxes with respect to income (possibly including, in some cases, capital gains) that it derives from investments in foreign securities and may make an election under
Section 853 of the Code that would allow shareholders to claim a credit or deduction on their federal income tax returns for (and treat as additional amounts distributed to them) their pro rata portion of qualified taxes paid by the Fund to foreign countries. This election may be made only if more than 50% of the assets of the Fund at the close of a taxable year consists of stock or securities in foreign corporations. Availability of foreign tax credits or deductions for shareholders is subject to certain additional restrictions and limitations at the Fund and shareholder levels.

     Annually, shareholders of the Fund that are not exempt from information reporting requirements will receive information on Form 1099 regarding the prior calendar year's distributions and redemptions (including exchanges). Shareholders should consult their own tax advisers with respect to the tax status of distributions from the Fund or the redemption (including an exchange) of Fund shares in their own states and localities. Under Section 3406 of the Code, individuals and other non-exempt shareholders will be subject to backup withholding at the rate of 31 % on taxable distributions made by the Fund and on the proceeds of redemptions (including exchanges) of shares of the Fund if they fail to provide to the Fund their correct taxpayer identification numbers and certain certifications required by the Internal Revenue Service or if the Internal Revenue Service or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is otherwise subject to such withholding. If such withholding is applicable, such distributions and proceeds will be reduced by the amount of tax required to be withheld.

     Shareholders who are not United States persons should also consult their tax advisers about the potential application of certain U.S. taxes, including a U.S. withholding tax at the rate of 30% (or a lower treaty rate) on amounts treated as ordinary income distributions to them and of foreign taxes to their investment in the Fund.


How to Exchange Shares

     Shares of the Fund may be exchanged for shares of any other Wright EquiFund, Standard Shares of the other funds in The Wright Managed Equity Trust and The Wright Managed Income Trust and shares of Wright U.S. Treasury Money Market Fund at net asset value at the time of the exchange.

     This exchange offer is available only in states where shares of such other fund may be legally sold. Each exchange is subject to a minimum initial investment of $1,000 in each fund.

     Shareholders purchasing shares from an Authorized Dealer may effect exchanges between the above funds through their Authorized Dealer who will transmit information regarding the requested exchanges to the Transfer Agent.

     First Data Investor Services Group makes exchanges at the next determined net asset value after receiving a request in writing mailed to the address provided under "How to Buy Shares." Telephone exchanges are also accepted if the exchange involves shares valued at less than $50,000 and on deposit with First Data Investor Services Group. All shareholders are automatically eligible for the telephone exchange privilege. To effect such exchanges, call First Data Investor Services Group at (800) 555-0644 (this is a recorded line), Monday through Friday, 9:00 a.m. to 4:00 p.m. (Eastern time).

All such telephone exchanges must be registered in the same name(s) and with the same address and social security or other taxpayer identification number as are registered with the Fund from which the exchange is being made. See "How to Redeem or Sell Shares -- By Telephone" for a description of the procedures the Fund employs to ensure that instructions communicated by telephone are genuine. Neither the Trust, the Fund, the Principal Underwriter nor First Data Investor Services Group will be responsible for the authenticity of exchange instructions received by telephone, provided that reasonable procedures to confirm that instructions communicated are genuine have been followed. Telephone instructions will be tape recorded. In times of drastic economic or market changes, a telephone exchange may be difficult to implement. When calling to make a telephone exchange, shareholders should have their account number and social security or other taxpayer identification numbers.

     Generally, shareholders will be limited to four Telephone Exchange round-trips during each year following the initial investment, and a Fund may refuse requests for Telephone Exchanges in excess of four round-trips (a round-trip being the exchange out of the Fund into another Wright Fund, and then back to the Fund). The Trust believes that use of the Exchange Privilege by investors utilizing market-timing strategies adversely affects the Fund. Therefore, the Trust generally will not honor requests for exchanges, including Telephone Exchanges, by shareholders who identify themselves or are identified by the Trust as "market-timers." The Trust identifies as market-timers on its account records those investors who repeatedly make exchanges within a short period (even if less than four round-trips per year) while retaining Fund shares for very short holding periods (often less than a month). The Trust does not automatically redeem shares that are the subject of a rejected exchange request. Such shares will only be redeemed if the Trust is specifically authorized to do so by the shareholder.

     Additional documentation may be required for exchange requests if shares are registered in the name of a corporation, partnership or fiduciary. Any exchange request may be rejected by the Fund or the Principal Underwriter at its discretion. The exchange privilege may be changed or discontinued without penalty at any time. Shareholders will be given 60 days' prior notice of any termination or material amendment of the exchange privilege. Contact the Transfer Agent, First Data Investor Services Group, for additional information concerning the Exchange Privilege.

     A shareholder should read the prospectus of the other fund and consider the differences in objectives and policies before making any exchange. Shareholders should be aware that for federal and state income tax purposes, an exchange is a taxable transaction.


How to Redeem or Sell Shares

     Shares of the Fund will be redeemed at the net asset value next determined after receipt of a redemption request in good order as described below. Proceeds will be mailed within seven days of such receipt. If the shares to be redeemed represent an investment made by check, the Fund will delay payment of the redemption proceeds until the check has been collected which, depending upon the location of the issuing bank, could take up to 15 days. Although the Fund normally expects to make payment in cash for redeemed shares, the Trust has reserved the right to pay the redemption price of shares of the Fund, either totally or partially, by a distribution in kind of readily marketable securities valued pursuant to the Fund's valuation procedures. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. For federal and state income tax purposes, a redemption of shares is a taxable transaction.

     Through Authorized Dealers: Shareholders using Authorized Dealers may redeem shares through such Dealers.

     By Telephone: All shareholders are automatically eligible for the telephone redemption privilege, unless the account application indicates otherwise. Shareholders redeeming $50,000 or less may effect their redemption by calling the Fund's Transfer Agent, First Data Investor Services Group, at (800) 555-0644 (9:00 a.m. to 4:00 p.m. Eastern time) if the redemption involves shares on deposit with First Data Investor Services Group. Payment will be made by check to the address of record. Telephone instructions will be tape recorded. Shareholders redeeming more than $50,000 may effect a redemption by calling the Fund's Order Department at (800) 225-6265, ext. 7750 from 8:30 a.m. to 4:00 p.m. (Eastern time). In times when the volume of telephone redemptions is heavy, additional phone lines automatically will be added by the Fund. However, in times of drastic economic or market changes, a telephone redemption may be difficult to implement. At such times, a shareholder may redeem shares by mail or by faxing a redemption request to (617) 348-2932.

     When calling to make a telephone redemption, shareholders should have available their account number. A telephone redemption will be made at that day's net asset value, provided that the telephone redemption request is received prior to 4:00 p.m. on that day. Telephone redemption requests received after 4:00 p.m. will be effected at the net asset value determined for the next trading day. Payment will be made by check to the address of record or, if an appropriate election was made on the application form, by wire transfer to the bank account or address designated. Payment is normally made within one business day after receipt of the redemption request in good order. Trust Departments may make redemptions and deposit the proceeds in checking or other accounts of clients, as specified in instructions furnished to the Fund at the time of initially purchasing Fund shares. Neither the Trust, the Fund, the Principal Underwriter nor First Data Investor Services Group will be responsible for the authenticity of redemption instructions received by telephone, provided that reasonable procedures have been followed to confirm that instructions communicated are genuine.

     By Mail: A shareholder may also redeem all or any number of shares at any time by mail by delivering the request with a stock power to the Transfer Agent, First Data Investor Services Group, Wright Managed Investment Funds, P.O. Box 5123, Westborough, Massachusetts 01581-5123. As in the case of telephone requests, payments will normally be made within one business day after receipt of the redemption request in good order. Good order means that written redemption requests or stock powers must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed by a member of either the Securities Transfer Association's STAMP program or the NYSE's Medallion Signature Program, or certain banks, savings and loan institutions, credit unions, securities dealers, securities exchanges, clearing agencies and registered securities associations as required by a regulation of the Securities and Exchange Commission and acceptable to First Data Investor Services Group. In addition, in some cases, good order may require furnishing of additional documents such as where shares are registered in the name of a corporation, partnership or fiduciary.

     The right to redeem shares of the Fund and to receive payment may be suspended at times (a) when the securities markets are closed, other than customary weekend and holiday closings, (b) when trading is restricted for any reason, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) when the Securities and Exchange Commission by order permits a suspension of the right of redemption or a postponement of the date of payment or redemption.

     Due to the relatively high costs of maintaining small accounts, the Fund reserves the right to redeem fully at net asset value any Fund account (including accounts of clients of fiduciaries) which at any time, due to partial redemptions or exchanges, amounts to less than $500 for the Fund. Prior to the execution of any such redemption, the shareholder will be given 60 days' notice to make an additional investment to meet the required $500 minimum. No account will be redeemed if the cause of the low account balance was a reduction in the net asset value of Fund shares.


Performance Information

     From time to time the Fund may publish its yield and/or average annual total return in advertisements and communications to shareholders. The current yield for the Fund will be calculated by dividing the net investment income per share during a recent 30-day period by the maximum offering price per share of the Fund on the last day of the period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized. The Fund's average annual total return is determined by computing the annual percentage change in value of $ 1,000 invested at the public offering price (i.e., net asset value per share) for specified periods ending with the most recent calendar quarter, assuming reinvestment of all dividends and distributions at net asset value.

     Investors should note that the investment results of the Fund will fluctuate over time, and any presentation of the Fund's current yield or total return for any prior period should not be considered as a representation of what an investment may earn or what an investor's yield or total return may be in any future period. The reduction of fees or assumption of expenses by Wright, WISDI or Eaton Vance will result in the Fund's higher performance.

Other Information

     The Trust is a business trust established under Massachusetts law pursuant to a Declaration of Trust dated July 14, 1989, as amended and restated December 20, 1989.

     The Trust's shares of beneficial interest have no par value and may be issued in two or more series or "funds." The Trustees are empowered by the Declaration of Trust and By-laws to change the name of any existing series and to create additional series without obtaining shareholder approval. The Trust's shares may be issued in an unlimited number by its Trustees. Each share of a series represents an equal proportionate beneficial interest in that series and, when issued and outstanding, the shares are fully paid and non-assessable by the relevant series. There are no annual meetings of shareholders, but special meetings may be held as required by law to elect Trustees and consider certain other matters. Shareholders are entitled to one vote for each full share held. Fractional shares may be voted in proportion to the amount of the net asset value of a series which they represent. Voting rights are not cumulative, which means that the holders of more than 50% of the shares voting for the election of Trustees of the Trust can elect 100% of the Trustees and, in such event, the holders of the remaining less than 50% of the shares voting on the matter will not be able to elect any Trustees. Shares will be voted by individual series except to the extent required by the 1940 Act. Shares have no preemptive or conversion rights and are freely transferable. Upon liquidation of a series, shareholders are entitled to share pro rata in the net assets of that series available for distribution to shareholders, and in any general assets of the Trust not allocated to a particular series by the Trustees.

     As permitted by Massachusetts law, there normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders. In such an event the Trustees then in office will call a shareholders meeting for the election of Trustees. Except for the foregoing circumstances and unless removed by action of the shareholders in accordance with the Trust's By-laws, the Trustees shall continue to hold office and may appoint successor Trustees.

     The Trust's By-laws provide that no person shall serve as a Trustee if shareholders holding two thirds of the outstanding shares have removed such person from that office either by a written declaration filed with the Trust' s custodian or by votes cast at a meeting called for that purpose. The Trustees promptly shall call a meeting of the shareholders for the purpose of voting upon a question of removal of a Trustee when requested to do so by the record holders of not less than 10% of the Trust's outstanding shares.

  The Wright
   EquiFund
   Equity Trust

   PROSPECTUS
   October 29, 1997


   Investment Adviser
   Wright Investors' Service, Inc.
   1000 Lafayette Boulevard
   Bridgeport, Connecticut 06604

   Principal Underwriter
   Wright Investors' Service Distributors, Inc.
   1000 Lafayette Boulevard
   Bridgeport, Connecticut 06604

   Administrator
   Eaton Vance Management
   24 Federal Street
   Boston, Massachusetts 02110

   Custodian
   Investors Bank & Trust Company
   200 Clarendon Street
   Boston, Massachusetts 02116

   Transfer Agent
   First Data Investor Services Group
   Wright Managed Investment Funds
   P.O. Box 5156
   Westborough, Massachusetts 01581-9698

   Auditors
   Deloitte & Touche LLP
   125 Summer Street
   Boston Massachusetts 02110


   24 Federal Street
   Boston, Massachusetts 02110

                                                               STATEMENT OF
                                                     ADDITIONAL INFORMATION
                                                           October 29, 1997











                        THE WRIGHT EQUIFUND EQUITY TRUST

                       Wright EquiFund - Country Strategy



                                24 Federal Street
                           Boston, Massachusetts 02110









This Statement of Additional Information is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by the current Prospectus of the Fund dated October 29, 1997, as supplemented from time to time, which is incorporated herein by reference. A copy of the Prospectus may be obtained without charge from Wright Investors' Service Distributors, Inc., 1000 Lafayette Boulevard, Bridgeport, Connecticut 06604 (Telephone: (800) 888-9471).

                                Table of Contents

-----------------------------------------------------------------------------




Additional Information about the Trust..................    3
Additional Investment Information.......................    3
Officers and Trustees...................................    9
Control Persons and Principal Holders of Shares.........   11
Investment Advisory and Administrative Services.........   11
Custodian...............................................   13
Independent Certified Public Accountants................   13
Brokerage Allocation....................................   13
Principal Underwriter...................................   15
Taxes...................................................   16
Financial Statements....................................   17

                     ADDITIONAL INFORMATION ABOUT THE TRUST

     Unless otherwise defined herein, capitalized terms have the meaning given to them in the Prospectus.


     The Trust's Declaration of Trust may be amended with the affirmative vote of a majority of the outstanding shares of the Trust or, if the interests of the Wright EquiFund - Country Strategy (the "Fund") are affected, a majority of the Fund's outstanding shares. The Trust may be terminated (i) upon the sale of the Trust's assets to another open-end management investment company, if approved by the holders of two-thirds of the outstanding shares of the Trust, except that if the Trustees of the Trust recommend such sale of assets, the approval by the vote of a majority of the Trust's outstanding shares will be sufficient; or (ii) upon liquidation and distribution of the assets of the Trust, if approved by a majority of its Trustees or by the vote of a majority of the Trust's outstanding shares. If not so terminated, the Trust may continue indefinitely.


     The Trust's Declaration of Trust further provides that the Trust's Trustees will not be liable for errors of judgment or mistakes of fact or law; however, nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     The Trust is an organization of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. The Trust's Declaration of Trust contains an express disclaimer of shareholder liability in connection with the Trust property or the acts, obligations or affairs of the Trust. The Declaration of Trust also provides for indemnification out of the Trust property of any shareholder held personally liable for the claims and liabilities to which a shareholder may become subject by reason of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Investment Adviser does not consider this risk to be material.


                        ADDITIONAL INVESTMENT INFORMATION

     In selecting securities for the Indices and for inclusion in the portfolio of the Fund, Wright utilizes its international database, which includes WORLDSCOPE(R). WORLDSCOPE(R) provides more than 1,500 items of information on more than 15,000 companies worldwide. Additional information about the composition of the Indices may be obtained without charge from Wright Investors' Service Distributors, Inc., 1000 Lafayette Boulevard, Bridgeport, CT 06604 (800-888-9471). Except for the United States, Wright utilizes the services of major financial institutions that are located in the nations in which the Fund is permitted to invest to supply Wright with research products and services including reports on particular industries and companies, economic surveys and analyses of the investment environment and trends in a particular nation, recommendations as to whether specific securities should be included in an Index and other assistance in the performance of its decision-making responsibilities. Currently, Wright expects to utilize several major international banks in the above-mentioned capacity. The Indices are adjusted as necessary to reflect recent events. A detailed explanation of the objective criteria used in the selection process is as follows.

     To be selected for an Index, a company must have:

         1. Five years of earnings data (17 quarters of 12-month earnings). To be selected, a company's trailing 12-month earnings during the last four quarters or during the last three reported years cumulatively must be positive.

         2. Five years of dividend information or positive verification that a company did not declare a dividend (20 quarters of quarterly dividend information).

         3. Three years of price information (12 quarters of quarterly prices). To be selected, a company generally must have market value (number of shares times price) equal to or greater than $20 million. Once a company is selected, its market value must be less than $15 million for the company's securities to be removed from the relevant Index.

         4. Book value information for the past five years (20 quarters). To be selected, book value must be equal to or greater than $20 million. Once a company is selected, its book value must be less than $15 million for the company's securities to be removed from the relevant Index.

         5.   Industry   group   information.   Companies  that  are  closed-end
              investment companies, real estate investment trusts or non-bank securities brokers or dealers will not be included.

     Acquired companies may continue to be included in the relevant Index up to their acquisition date.


Description of Investments

     The Fund will, under normal market conditions, invest substantially all, but at least 80%, of its total assets in equity and equity-related securities, including common stocks, preferred stocks, rights, warrants and securities convertible into stock. The Fund may invest up to 20% of its net assets in U.S. Government securities, repurchase agreements, certificates of deposit, bankers' acceptances, fixed time deposits, commercial paper, finance company paper, and other short-term debt securities. Pending investment of cash proceeds from new sales of Fund shares, to meet ordinary daily cash needs or for temporary defensive purposes, the Fund may hold cash or invest substantially all of its assets in short-term debt securities.

     U.S. Government, Agency and Instrumentality Obligations - U.S. Government obligations are issued by the U.S. Treasury and include bills, certificates of indebtedness, notes, and bonds. Agencies and instrumentalities of the U.S. Government are established under the authority of an act of Congress and include, but are not limited to, the Government National Mortgage Association, the Tennessee Valley Authority, the Bank for Cooperatives, the Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Land Banks, and the Federal National Mortgage Association.

     Repurchase Agreements - involve the purchase of debt securities of the U.S. Treasury, a federal agency, a federal instrumentality or a federally-created corporation or of other high quality short-term debt obligations. At the same time the Fund purchases the security it resells such security to the vendor which is a member bank of the Federal Reserve System, a recognized securities dealer or any foreign bank whose creditworthiness has been determined by Wright to be at least equal to that of issuers of commercial paper rated within the two highest grades assigned by Moody's or S&P, and is obligated to redeliver the security to the vendor on an agreed-upon date in the future. A repurchase agreement with foreign banks may be available with respect to government securities of the particular foreign jurisdiction. The resale price is in excess of the purchase price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford an opportunity for the Fund to earn a return on cash which is only temporarily available. The Fund's risk is the ability of the vendor to pay an agreed upon sum upon the delivery date, which the Trust believes is limited to the difference between the market value of the security and the repurchase price provided for in the repurchase agreement. However, bankruptcy or insolvency proceedings affecting the vendor of the security which is subject to the repurchase agreement, prior to the repurchase, may result in a delay in the Fund being able to resell the security.

     Certificates of Deposit - are certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified rate of return, and are normally negotiable.

     Bankers' Acceptances - are short-term credit instruments used to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity.

     Fixed Time Deposits - are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

     Commercial Paper and Finance Company Paper - refers to promissory notes issued by corporations in order to finance their short-term credit needs.

     Restricted Securities - Securities that are not freely tradeable or which are subject to restrictions on sale under the Securities Act of 1933 are considered restricted. Such securities are illiquid and may be difficult to properly value. The Fund's holdings of illiquid securities may not exceed 15% of its net assets. Illiquid securities include securities legally restricted as to resale. Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 may, however, be treated as liquid by the Investment Adviser pursuant to procedures adopted by the Trustees, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. Moreover, investments in Rule 144A securities may increase the level of fund illiquidity to the extent qualified institutional buyers become uninterested in purchasing such securities.

     Convertible Securities - The Fund may from time to time invest up to 5% of its total assets in debt securities and preferred stocks which are convertible into, or carry the right to purchase, common stock or other equity securities. The debt security or preferred stock may itself be convertible into or exchangeable for equity securities, or the purchase right may be evidenced by warrants attached to the security or acquired as part of a unit with the security. Convertible securities may be purchased for their appreciation potential when they yield more than the underlying securities at the time of purchase or when they are considered to present less risk of principal loss than the underlying securities. Generally speaking, the interest or dividend yield of a convertible security is somewhat less than that of a non-convertible security of similar quality issued by the same company.

     Warrants and Rights - The Fund may purchase warrants and rights, but does not intend to invest more than 5% of its net assets in warrants and rights (other than those that have been acquired in units or attached to other securities). Warrants and rights are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. The prices of warrants and rights do not necessarily move parallel to the prices of the underlying securities. Warrants and rights may become valueless if not sold or exercised prior to their expiration.

     Foreign Securities - The Fund may invest in foreign securities, and in certificates of deposit, bankers' acceptances, fixed time deposits issued by major foreign banks and foreign branches of United States banks, to any extent deemed appropriate by Wright and consistent with the Fund's investment objective. Investing in securities of foreign governments or securities issued by companies whose principal business activities are outside the United States may involve significant risks not associated with domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing and financial reporting requirements comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risks of possible adverse changes in exchange control regulations, expropriation or confiscatory taxation, limitation on removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the U.S. To the extent investments in foreign securities are denominated or quoted in currencies of foreign countries, the Fund may be affected favorably or unfavorably by changes in currency exchange rates and may incur costs in connection with conversion between currencies.

     It is anticipated that in most cases the best available market for foreign securities will be on exchanges or in over-the-counter markets located outside the U.S. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S. Securities of some foreign issuers may be less liquid and more volatile than securities of comparable U.S. companies (this is particularly true of issuers located in developing countries). In addition, foreign brokerage commissions are generally higher than commissions on securities traded in the U.S. and may be non-negotiable. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers and listed companies than in the U.S.

     Foreign Currency Exchange Transactions - The Fund may engage in foreign currency exchange transactions. Investments in securities of foreign governments and companies whose principal business activities are located outside the United States will frequently involve currencies of foreign countries. In addition, assets of the Fund may temporarily be held in bank deposits in foreign currencies during the completion of investment programs. Therefore, the value of the Fund's assets, as measured in U.S. dollars, may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. Although the Fund values its assets daily in U.S. dollars, the Fund does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market. The Fund will convert currency on a spot basis from time to time and will incur costs in connection with such currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Fund does not intend to speculate in foreign currency exchange rates.

     As an alternative to spot transactions, the Fund may enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts"). A forward contract involves an obligation to purchase or sell a specific currency at a future date and price fixed by agreement between the parties at the time of entering into the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Although a forward contract generally involves no deposit requirement and no commissions are charged at any stage for trades, the Fund will maintain segregated accounts in connection with such transactions. The Fund intends to enter into such contracts only on net terms.

     The Fund may enter into forward contracts under two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security quoted or denominated in a foreign currency, it may desire to "lock in" the price of the security. This is accomplished by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the foreign currency involved in the underlying security transaction ("transaction hedging"). Such forward contract transactions will enable the Fund to protect itself against a possible loss resulting from an adverse change in the relationship between the different currencies during the period between the date the security is purchased or sold and the date of payment for the security.

     Second, when Wright believes that the currency of a particular foreign country may suffer a decline, the Fund may enter into a forward contract to sell the amount of foreign currency approximating the value of some or all of the securities held by the Fund that are quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible. The future value of such securities in foreign currencies will change as a consequence of fluctuations in the market value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency exchange rates and the implementation of a short-term hedging strategy are highly uncertain. As an operating policy, the Fund does not intend to enter into forward contracts for such hedging purposes on a regular or continuous basis. The Fund will also not enter into such forward contracts or maintain a net exposure to such contracts if the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets quoted or denominated in that currency.

     The Fund's custodian will place cash or liquid securities in a segregated account. The amount of such segregated assets will be at least equal to the value of the Fund's total assets committed to the consummation of forward contracts involving the purchase of foreign currency. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account on a daily basis so that the value of the amount will equal the amount of the Fund's commitments with respect to such contracts.

     The Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may elect to sell the portfolio security and make delivery of the foreign currency. Alternatively, the Fund may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an identical offsetting contract from the same currency trader.

     It is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the Fund intends to sell the security and the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency that the Fund is obligated to deliver.

     If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or loss (as described below) to the extent that there has been a change in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward contract prices decline during the period between the date the Fund enters into a forward contract for the sale of the foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward contracts prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

     A Fund will not speculate in forward contracts and will limit its transactions in such contracts to the transactions described above. Of course, the Fund is not required to enter into such transactions with respect to its portfolio securities quoted or denominated in a foreign currency and will not do so unless deemed appropriate by Wright. This method of protecting the value of the Fund's securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which the Fund can achieve at some future time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might be realized if the value of such currency increases.

     The Fund's foreign currency and currency forward transactions may be limited by the requirements of Subchapter M of the Code for qualification as a regulated investment company.


Investment Restrictions

     The Fund may establish an investment reserve in cash (including foreign currency) or cash equivalent securities (high quality short-term fixed income debt securities) whenever such reserve is deemed to be in the best interests of the shareholders for any reason, including Wright's expectation of a decline in the equity markets in which the Fund is permitted to invest. Under normal market conditions, such reserves will be no more than approximately 20% of a Fund's net assets. Accordingly, each Fund will have at least 80% of its net assets invested in equity securities during normal market conditions. A greater reserve position may, however, be established temporarily if Wright believes that this would be advisable in view of what it considers to be extraordinary economic and stock market conditions. See "Special Investment Considerations - Temporary Defensive

Investments" in the Prospectus for a discussion of when the Fund may take a temporary defensive position.

     The following investment restrictions have been adopted by the Fund and may be changed as to the Fund only by the vote of a majority of the Fund's outstanding voting securities, which means the lesser of (a) 67% of the shares of the Fund if the holders of more than 50% of the shares are present or represented at the meeting or (b) more than 50% of the shares of the Fund. If a percentage restriction contained herein, other than that imposed by investment restriction (1), is adhered to at the time of investment, a later increase or decrease in the percentage resulting from a change in the value of portfolio securities or the amount of net assets will not be considered a violation of any of the following restrictions. As a matter of fundamental investment policy, the Fund may not:

         (1) Borrow money or issue senior securities, except as permitted by the 1940 Act;

         (2) Underwrite securities issued by other persons except to the extent that the purchase of securities in accordance with the Fund's investment objectives and policies directly from the issuer thereof and the later disposition thereof may be deemed to be underwriting;

         (3) Purchase any securities which would cause 25% or more of the market value of its total assets at the time of such purchase to be invested in the securities of issuers having their principal business activities in the same industry, provided that there is no limitation in respect to investments in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

         (4) Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and
              (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities;

         (5) Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices, currency or other financial instruments; or

         (6)  Make loans,  except (i) through the loan of a portfolio  security,
              (ii) by  entering  into  repurchase  agreements  and  (iii) to the extent that the purchase of debt instruments, if any, in accordance with the Fund's investment objective and policies may be deemed to be loans.

     The following investment restrictions are nonfundamental policies of the Fund which may be changed by the Trustees without shareholder approval. The Fund has no current intention of borrowing for leverage purposes, making securities loans or engaging in short sales against the box. The Fund has no current intention of investing more than 5% of net assets in Rule l44A securities. Prior to engaging in such activities, the Fund's Prospectus will be amended to disclose the intention to do so. The Fund will not:

         (a) Invest more than 15% of its net assets in illiquid investments, including repurchase agreements maturing in more than seven days, securities that are not readily marketable and restricted securities (other than Section 4(2) commercial paper) not eligible for resale pursuant to Rule 144A under the Securities Act of 1933;

         (b) Purchase securities on margin or make short sales except sales against the box;

         (c) Purchase securities issued by another investment company, except as permitted by the 1940 Act;

         (d) Purchase or enter into an agreement to purchase securities while borrowings exceed 5% of its total assets.



                              OFFICERS AND TRUSTEES

     The officers and Trustees of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Those Trustees who are "interested persons" (as defined in the 1940 Act) of the Trust, Wright, The Winthrop Corporation ("Winthrop"), Eaton Vance, Eaton Vance's wholly-owned subsidiary, Boston Management and Research ("BMR"), Eaton Vance's parent, Eaton Vance Corp. ("EVC") or of Eaton Vance's trustee, Eaton Vance, Inc. ("EV"), by virtue of their affiliation with either the Fund, Wright, Winthrop, Eaton Vance, BMR, EVC, or EV are indicated by an asterisk (*).

PETER M. DONOVAN (54), President and Trustee*
President, Chief Executive Officer and Director of Wright and Winthrop; Vice President, Treasurer and a Director of Wright Investors' Service Distributors, Inc.
Address: 1000 Lafayette Boulevard, Bridgeport, CT 06604

H. DAY BRIGHAM, Jr. (70), Vice President, Secretary and Trustee*
Retired Vice President, Chairman of the Management Committee and Chief Legal Officer of Eaton Vance, EVC, BMR and EV and a Director of EVC and EV; Director of Wright and Winthrop since February, 1997.
Address: 92 Reservoir Avenue, Chestnut Hill, MA 02167

A.M. MOODY III (60), Vice President and Trustee*
Senior Vice President, Wright and Winthrop; President, Wright Investors' Service Distributors, Inc.
Address: 1000 Lafayette Boulevard, Bridgeport, CT 06604

WINTHROP S. EMMET (86), Trustee
Retired New York City Attorney at Law; Trust Officer, First National City Bank, New York, NY (1963-1971).
Address: Box 327, West Center Road, West Stockbridge, MA 01266

LELAND MILES (73), Trustee
President  Emeritus,   University  of  Bridgeport   (1987-present);   President,
University of Bridgeport (1974-1987); Director, United Illuminating Company.
Address: Tide Mill Landing, 2425 Post Road, Suite 102, Southport, CT 06490

LLOYD F. PIERCE (78), Trustee
Retired Vice Chairman (prior to 1984-President), People's Bank, Bridgeport, CT; Member, Board of Trustees, People's Bank, Bridgeport, CT; Board of Directors, Southern Connecticut Gas Company; Chairman, Board of Directors, COSINE.
Address: 125 Gull Circle North, Daytona Beach, FL 32119

RICHARD E. TABER (48), Trustee
Chairman and Chief Executive Officer of First County Bank, Stamford, CT (1989-present). Mr.Taber was appointed as a Trustee of the Trust on March 18, 1997.
Address: 117 Prospect Street, Stamford, CT 06901

RAYMOND VAN HOUTTE (72), Trustee
President  Emeritus and Counselor of The Tompkins County Trust Co., Ithaca,
NY (January 1989-present); President and Chief Executive Officer, The Tompkins County Trust Company (1973-1988); President, New York State Bankers Association (1987-1988); Director, McGraw Housing Company, Inc., Deanco. Inc., Evaporated Metal Products and Ithaco, Inc.
Address: One Strawberry Lane, Ithaca, NY 14850

JUDITH R. CORCHARD (58), Vice President
Executive Vice President, Senior Investment Officer, Chairman of the Investment Committee and Director of and Winthrop.
Address: 1000 Lafayette Boulevard, Bridgeport, CT 06604

JAMES L. O'CONNOR (51), Treasurer
Vice President, Eaton Vance, BMR and EV. Officer of various investment companies managed by Eaton Vance or BMR.
Address: 24 Federal Street, Boston, MA 02110

JANET E. SANDERS (61), Assistant Treasurer and Assistant Secretary
Vice President of Eaton Vance, BMR and EV. Officer of various investment companies managed by Eaton Vance or BMR.
Address: 24 Federal Street, Boston, MA 02110

A. JOHN MURPHY (34), Assistant Secretary
Assistant   Vice   President  of  Eaton   Vance,   BMR  and  EV  (March  1,
1994-present); employee of Eaton Vance (March 1993-present). State Regulations Supervisor, The Boston Company (1991-1993) and Registration Specialist, Fidelity Management & Research Co. (1986-1991). Officer of various investment companies managed by Eaton Vance or BMR. Mr. Murphy was elected Assistant Secretary of the Trust on June 21, 1995.
Address: 24 Federal Street, Boston, MA 02110

ERIC G. WOODBURY (39), Assistant Secretary
Vice  President  of  Eaton  Vance,  BMR  and  EV  (February  1993-present);
formerly,  associate  attorney  at  Dechert,  Price & Rhoads  and Gaston & Snow.
Officer of various investment companies managed by Eaton Vance or BMR. Mr. Woodbury was elected Assistant Secretary of the Trust on June 21, 1995.
Address: 24 Federal Street, Boston, MA 02110

WILLIAM J. AUSTIN, JR. (45), Assistant Treasurer
Assistant Vice President of Eaton Vance, BMR and EV. Officer of various investment companies managed by Eaton Vance or BMR. Mr.Austin was elected Assistant Treasurer of the Trust on December 18, 1991.
Address: 24 Federal Street, Boston, MA 02110


     All of the Trustees and officers hold identical positions with The Wright Managed Income Trust, The Wright Managed Equity Trust, The Wright Managed Blue Chip Series Trust (except Mr. Miles), and Catholic Values Investment Trust. The fees and expenses of those Trustees (Messrs. Emmet, Miles, Pierce and Van Houtte) who are not "interested persons" of the Trust and Mr. Brigham are paid by the Fund and the other series of the Trust. They also received additional payments from other investment companies for which Wright provides investment advisory services. The Trustees who are employees of Wright receive no compensation from the Trust. The Trust does not have a retirement plan for its Trustees. For estimated Trustee compensation from the Fund for the fiscal year ended December 31, 1997 and for the total compensation expected to be paid to the Trustees from the Wright Fund complex for the fiscal year ended December 31, 1997, see the following table.

                               COMPENSATION TABLE
                  Registrant - The Wright EquiFund Equity Trust

                             Aggregate Compensation        Pension          Estimated          Total
                                 From The Wright          Benefits           Annual        Compensation
Trustees                    EquiFund Equity Trust (1)      Accrued          Benefits        To Be Paid
--------------------------------------------------------------------------------------------------------

H. Day Brigham                       $1,750                 None              None            $8,750
Winthrop S. Emmet                    $1,750                 None              None            $8,750
Leland Miles                         $1,750                 None              None            $8,750
Lloyd F. Pierce                      $1,750                 None              None            $8,750
Richard E. Taber                     $1,750                 None              None            $8,750
Raymond Van Houtte                   $1,750                 None              None            $8,750

(1) Total compensation to be paid is from The Wright EquiFund Equity Trust (20 Funds)and the other funds in the Wright Fund complex (16 Funds) for a total of 36 Funds.

     Messrs. Emmet, Miles, Pierce and Van Houtte are members of the Special Nominating Committee of the Trustees of the Trust. The Special Nominating Committee's function is selecting and nominating individuals to fill vacancies, as and when they occur, in the ranks of those Trustees who are not "interested persons" of the Trust, Eaton Vance, Wright or Winthrop. The Trust does not have a designated audit committee, since the full board performs the functions of such committee.


                 CONTROL PERSONS AND PRINCIPAL HOLDERS OF SHARES

     As of July 31, 1997, the Trustees and officers of the Trust, as a group, owned in the aggregate less than 1% of the outstanding shares of the Fund. As of October 29, 1997, Wright owned 100% of the outstanding shares of the Fund as the only shareholder of the Fund on such date. Wright is a Connecticut corporation and a wholly-owned subsidiary of Winthrop.

                 INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES

     The Fund has engaged Wright to act as its investment adviser pursuant to an Investment Advisory Contract. Wright, acting under the general supervision of the Trust's Trustees, furnishes the Fund with investment advice and management services. The estate of John Winthrop Wright may be considered a controlling person of Winthrop and Wright by reason of its ownership of 29% of the outstanding shares of Winthrop. The Trustees of the Trust are responsible for the general oversight of the conduct of the Fund's business.

     Pursuant to the Investment Advisory Contract, Wright will carry out the investment and reinvestment of the assets of the Fund, will furnish continuously an investment program with respect to the Fund, will determine which securities should be purchased, sold or exchanged. and will implement such determinations. Wright will furnish to the Fund investment advice and management services, office space, equipment and clerical personnel, and investment advisory, statistical and research facilities. In addition, Wright has arranged for certain members of the Wright organization to serve without salary as officers or Trustees of the Trust. In return for these services, the Fund is obligated to pay an advisory fee calculated at the rate of 0.75% of average daily net assets. In addition, the Fund is obligated to pay additional Rule 12b-1 distribution expenses equal to 0.25% of average daily net assets. Other fund operating expenses are estimated to equal 1.00% of average daily net assets. In the event that other operating expenses exceed the estimated 1.00%, the Rule 12b-1 expenses and investment advisory fee will be reduced so that total operating expenses do not exceed 2.00%. If total reduction of the Rule 12b-1 expenses and investment advisory fee is not sufficient to reduce expenses to the 2.00% level, expenses exceeding the 2.00% level will be allocated to Wright so that the Fund will not experience expenses over the 2.00% level. This policy is expected to continue at least until December 31, 1998.

     It should be noted that, in addition to compensating Wright for its advisory services to the Fund, the advisory fee is intended to partially compensate Wright for the maintenance of the Indices which form the basis for the selection of securities for the Fund. Other mutual funds and accounts advised by Wright may use the Indices as may other entities not affiliated with Wright.

     The Trust has engaged Eaton Vance to act as the administrator for the Fund pursuant to an Administration Agreement. In addition, Eaton Vance has arranged for certain members of the Eaton Vance organization to serve without salary as officers or Trustees of the Trust. For its services under the Administration Agreement, Eaton Vance is entitled to receive a monthly administration fee from the Fund at the annual rate set forth in the Fund's current Prospectus.

     Eaton Vance and EV are both wholly-owned subsidiaries of EVC. BMR is a wholly-owned subsidiary of Eaton Vance. Eaton Vance and BMR are both Massachusetts business trusts, and EV is the trustee of Eaton Vance and BMR. The Directors of EV are Landon T. Clay, M. Dozier Gardner, James B. Hawkes and Benjamin A. Rowland, Jr. The Directors of EVC consist of the same persons and John G. L. Cabot and Ralph Z. Sorenson. Mr. Clay is chairman, Mr. Gardner is vice chairman and Mr. Hawkes is president and chief executive officer of EVC, Eaton Vance, BMR and EV. All of the issued and outstanding shares of Eaton Vance and EV are owned by EVC. All of the issued and outstanding shares of BMR are owned by Eaton Vance. All shares of the outstanding Voting Common Stock of EVC are deposited in a Voting Trust which expires on December 31, 1997, the Voting Trustees of which are Messrs. Clay, Gardner, Hawkes, Rowland, and Thomas E. Faust, Jr. The Voting Trustees have unrestricted voting rights for the election of Directors of EVC. All of the outstanding voting trust receipts issued under said Voting Trust are owned by certain of the officers of Eaton Vance and BMR who are also officers or officers and Directors of EVC and EV. As of February 28, 1997, Messrs. Clay, Gardner and Hawkes each owned 24% of such voting trust receipts, and Messrs. Rowland and Faust owned 15% and 13%, respectively, of such voting trust receipts. Messrs. Austin, Murphy, O'Connor and Woodbury and Ms. Sanders, who are officers of the Trust, are also members of the Eaton Vance, BMR and EV organizations. Eaton Vance will receive the fees paid under the Administration Agreement.

     EVC owns all of the stock of Energex Energy Corporation, which is engaged in oil and gas exploration and development. In addition, Eaton Vance owns all the stock of Northeast Properties, Inc., which is engaged in real estate investment. EVC owns all the stock of Fulcrum Management, Inc. and MinVen, Inc., which are engaged in precious metal mining venture investment and management. EVC, Eaton Vance, BMR and EV may also enter into other businesses.

     The Fund will be responsible for all expenses relating to its operations and not designated as expenses of Wright under the Investment Advisory Contract or of Eaton Vance under the Administration Agreement, including, without limitation, the fees and expenses of its custodian and transfer agent, including those incurred for determining the Fund's net asset value and keeping the Fund's books; the cost of share certificates; membership dues in investment company organizations; brokerage commissions and fees; fees and expenses of registering its shares; expenses of reports to shareholders, proxy statements and other expenses of shareholders' meetings; insurance premiums; printing and mailing expenses; interest, taxes and corporate fees; legal and accounting expenses; expenses of Trustees not affiliated with Eaton Vance or Wright; distribution expenses incurred pursuant to the Trust's distribution plan; and investment advisory and administration fees. The Fund will also bear its share of any expenses incurred in connection with litigation in which the Trust is a party and the legal obligation the Trust may have to indemnify its officers and Trustees with respect thereto.

     The Investment Advisory Contract and the Administration Agreement of the Fund will remain in effect until February 28, 1999. The Fund's Investment Advisory Contract may be continued from year to year thereafter so long as such continuance after February 28, 1999 is approved at least annually (i) by the vote of a majority of the Trustees who are not "interested persons" of the Trust, Eaton Vance or Wright cast in person at a meeting specifically called for the purpose of voting on such approval and (ii) by the Board of Trustees of the Trust or by vote of a majority of the shareholders of the Fund. The Investment Advisory Contract and Administration Agreement may be terminated as to the Fund at any time without penalty on sixty (60) days' written notice by the Board of Trustees or Directors of either party, or by vote of the majority of the outstanding shares of the Fund, and each agreement will terminate automatically in the event of its assignment. Each agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties to the Trust under such agreement on the part of Eaton Vance or Wright, Eaton Vance or Wright will not be liable to the Trust for any loss incurred.


                                    CUSTODIAN

     Investors Bank & Trust Company ("IBT"), 89 South Street, Boston, Massachusetts, acts as custodian for the Fund. IBT has the custody of all cash and securities of the Fund, maintains the Fund's general ledger and computes the daily net asset value per share. In such capacity it attends to details in connection with the sale, exchange, substitution, transfer or other dealings with the Fund's investments, receives and disburses all funds and performs various other ministerial duties upon receipt of proper instructions from the Fund. IBT charges custody fees which are competitive within the industry. A portion of the custody fee for each fund managed by Wright for which IBT serves as custodian is based upon a schedule of percentages applied to the aggregate assets of those funds, the fees so determined being then allocated among such funds relative to their size. In addition, each fund pays to IBT a fee based on the number of portfolio transactions, a fee based on the number of portfolio holdings, and a fee for bookkeeping and valuation services. These fees are then reduced by a credit for cash balances of the particular fund at IBT equal to 75% of the average 91-day, U.S. Treasury Bill auction rate for the billing period applied to the particular fund's average daily collected balances for the period. The Fund will employ foreign sub-custodians in accordance with Rule 17f-5 under the 1940 Act.


                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     Deloitte & Touche LLP, 125 Summer Street, Boston, Massachusetts, are the Trust's independent certified public accountants, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the Securities and Exchange Commission and preparation of the Fund's federal and state tax returns.


                              BROKERAGE ALLOCATION

     Purchases and sales of securities on a securities exchange are effected by brokers, and the Fund pays a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges the commissions are fixed. In the over-the-counter market, securities are normally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the securities usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

     Wright places the portfolio security transactions for the Fund, which in some cases may be effected in block transactions which include other accounts managed by Wright. Wright provides similar services directly for bank trust departments and other clients. Wright seeks to execute portfolio security transactions on the most favorable terms and in the most effective manner possible. In seeking best execution, Wright will use its best judgment in evaluating the terms of a transaction, and will give consideration to various relevant factors, including without limitation the size and type of the transaction, the nature and character of the markets for the security, the confidentiality, speed and certainty of effective execution required for the transaction, the reputation, experience and financial condition of the broker-dealer and the value and quality of service rendered by the broker-dealer in other transactions, and the reasonableness of the brokerage commission or markup, if any.

     It is expected that on frequent occasions there will be many broker-dealer firms which will meet the foregoing criteria for a particular transaction. In selecting among such firms, the Fund may give consideration to those firms which supply brokerage and research services, quotations and statistical and other information to Wright for their use in servicing their accounts. Such brokers may include firms which purchase investment services from Wright. The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Such services and information may be useful and of value to Wright in servicing advisory clients other than the Fund and the other funds. The services and information furnished by a particular firm may not necessarily be used in connection with the Fund or the fund which paid brokerage commissions to such firm. The advisory fee paid by the Fund to Wright is not reduced as a consequence of Wright's receipt of such services and information. While such services and information are not expected to reduce Wright's normal research activities and expenses, Wright would, through use of such services and information, avoid the additional expenses which would be incurred if Wright should attempt to develop comparable services and information through its own staff.

     Subject to the requirement that Wright shall use its best efforts to seek to execute the Fund's portfolio security transactions at advantageous prices and at reasonably competitive commission rates, Wright, as indicated above, is authorized to consider as a factor in the selection of any broker-dealer firm with whom the Fund's portfolio orders may be placed the fact that such firm has sold or is selling shares of the Fund or of other investment companies sponsored by Wright. This policy is consistent with a rule of the National Association of Securities Dealers, Inc., which rule provides that no firm which is a member of the Association shall favor or disfavor the distribution of shares of any particular investment company or group of investment companies on the basis of brokerage commissions received or expected by such firm from any source.

     Under the Fund's Investment Advisory Contract, Wright has the authority to pay commissions on portfolio transactions for brokerage and research services exceeding that which other brokers or dealers might charge provided certain conditions are met.

     The Fund's Investment Advisory Contract expressly recognizes the practices which are provided for in Section 28(e) of the Securities Exchange Act of 1934 by authorizing the selection of a broker or dealer which charges the Fund a commission which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if it is determined in good faith that such commission was reasonable in relation to the value of the brokerage and research services which have been provided.

     If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by Wright are considered at or about the same time, transactions in such securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by Wright, taking into account the respective sizes of the funds, and the amount of securities to be purchased or sold. It is recognized that it is possible that in some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. However, in other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.

                              PRINCIPAL UNDERWRITER

     The Trust has adopted a Distribution Plan (the "Plan") on behalf of the Fund in accordance with Rule 12b-l under the 1940 Act and the Rules of the NASD.

     The Trust has entered into a distribution contract on behalf of the Fund with its Principal Underwriter, Wright Investors' Service Distributors, Inc. ("WISDI"), a wholly-owned subsidiary of Winthrop, providing for WISDI to act as a separate distributor of the Fund's shares.

     Under this contract and the Plan, it is currently intended that the Fund will pay to WISDI for distribution services and personal and account maintenance services in connection with the Fund's shares an annual fee equal to 0.25% of such Fund's average daily net assets. Appropriate adjustments to payments made pursuant to the Plan shall be made whenever necessary to assure that no payment is made by the Fund which exceeds the applicable maximum cap imposed on asset-based, front-end and deferred sales charges by Rule 2830 of the NASD.

     Pursuant to the Plan, the Trust, on behalf of the Fund, is authorized to compensate WISDI for (1) distribution services and (2) personal and account maintenance services performed and expenses incurred by WISDI in connection with the Fund's shares. The amount of such compensation, including compensation for personal and account maintenance services, paid during any one year shall not exceed 0.25% of the average daily net assets of the Fund. Such compensation shall be calculated and accrued daily and paid quarterly.

     Distribution services and expenses for which WISDI may be compensated pursuant to this Plan include, without limitation, compensation to and expenses incurred by Authorized Dealers and the officers, employees and sales representatives of Authorized Dealers and of WISDI; allocable overhead, travel and telephone expenses; the printing of prospectuses and reports for other than existing shareholders; the preparation and distribution of sales literature and advertising; and all other expenses (other than personal and account maintenance services as defined below) incurred in connection with activities primarily intended to result in the sale of the Fund's shares.

     Personal and account maintenance services include, but are not limited to, payments made to or on account of WISDI, Authorized Dealers and their respective officers, employees and sales representatives who respond to inquiries of, and furnish assistance to, shareholders concerning their ownership of Fund shares and their accounts or who provide similar services not otherwise provided by or on behalf of the Fund.

     The Plan is a compensation plan which provides for the payment of a specified distribution fee without regard to the distribution expenses actually incurred by WISDI. Accordingly, an amount equal to 1/365 of the annual distribution fee will be accrued on each day as an expense of the Fund, which will reduce its net investment income. If the Plan were terminated or not continued by the Trustees and no successor plan were adopted, the Fund would cease to make distribution payments to WISDI. WISDI would be unable to recover the amount of any unreimbursed distribution expenditures made by WISDI. However, WISDI does not intend to make distribution expenditures at a rate that materially exceeds the rate of compensation received under the Plan.

     Under the Plan, the President or Vice President of the trust shall provide to the Trustees for their review, and the Trustees shall review at least quarterly, a written report of the amounts expended under the Plan and the purposes for which such expenditures were made.

     Under its terms, the Plan remains in effect from year to year, provided such continuance is approved annually by a vote of the Trustees, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan. The Plan may not be amended to increase materially the amount to be spent for the services described therein as to the Fund without approval of a majority of the outstanding voting securities of the Fund, and all material amendments of the Plan must also be approved by the Trustees of the Trust in the manner described above. The Plan may be terminated at any time as to the Fund without payment of any penalty by a vote of a majority of the Trustees of the Trust who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or by vote of a majority of the outstanding voting securities of the Fund. So long as the Plan is in effect, the selection and nomination of Trustees who are not interested persons of the Trust shall be committed to the discretion of the Trustees who are not such interested persons. The Trustees of the Trust have determined that in their judgment there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.


                                      TAXES

     Among the requirements for qualification of the Fund as a regulated investment company are the following: (1) at least 90% of the Fund's gross income for the taxable year must be derived from interest, dividends, gains from the sale or other disposition of stock or securities and certain other types of income; (2) less than 30% of the Fund's gross income for its taxable year that includes August 5, 1997 may be derived from gross gains from the sale or other disposition of stock or securities or certain other investments held for less than three months; and (3) at the close of each quarter of its taxable year, (a) at least 50% of the value of the Fund's assets must be comprised of cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to not more than 5% of the value of the Fund's total (gross) assets and not more than 10% of the voting securities of such issuer and (b) not more than 25% of the value of its total (gross) assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or certain other issuers controlled by the Fund. These requirements may limit the Fund's activities in foreign currencies and foreign currency forward contracts to the extent gains relating to such activities are considered not directly related to the Fund's principal business of investing in securities or to the extent the sizes of such positions are limited by these tax diversification requirements.

     The Fund's use of the accounting practice known as equalization may affect the amount, timing and character of distributions to shareholders, as more particularly described in the section of the Fund's prospectus titled "TAXES". Investment by the Fund in a stock of a "passive foreign investment company" may cause the Fund to recognize income prior to the receipt of distributions from such a company or to become subject to tax upon the receipt of certain excess distributions from, or upon disposition of its stock of, such a company, although an election may generally be available for taxable years beginning after 1997 that would ameliorate these adverse tax consequences.

     The Fund's transactions in foreign currencies, foreign currency-denominated debt securities, foreign currency forward contracts, and receivables or payables denominated in a foreign currency are subject to special tax rules under Section 988 of the Code which will generally cause gains and losses from these transactions to be treated as ordinary income and losses. Certain positions held by the Fund may be required to be "marked to market" (treated as if they were closed out) on the last business day of each taxable year, and any constructive sales of certain appreciated financial positions may also require the current recognition of the gain in such positions. In addition, if certain of these positions held by the Fund substantially diminish the Fund's risk of loss with respect to securities or other positions in the Fund's portfolio, this combination of positions may be treated as a straddle for tax purposes with the possibility of deferral of losses and adjustments in the holding period of securities or other positions held by the Fund.

     In order to avoid federal excise tax, the Fund must distribute (or be deemed to have distributed) by December 31 of each year at least 98% of its ordinary income for such year, at least 98% of the excess of its realized capital gains over its realized capital losses for the one-year period ending on October 31 of such year, after reduction by any available capital loss carryforwards, and 100% of any income and capital gains from the prior year (as previously computed) that was not paid out during such year and on which the Fund paid no federal income tax.

     Special tax rules apply to IRA and other retirement plan accounts (including penalties on certain distributions and other transactions) and to other special classes of investors, such as tax-exempt organizations, banks or insurance companies. Investors should consult their tax advisers for more information.

     Redemptions (including exchanges) and other dispositions of Fund shares in transactions that are treated as sales for tax purposes will generally result in the recognition of taxable gain or loss by shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular redemption, exchange or other disposition of Fund shares is properly treated as a sale for tax purposes, as this discussion assumes. Any loss realized upon the redemption, exchange or other sale of shares of the Fund with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any distributions of long-term capital gains designated as capital gain dividends with respect to such shares. All or a portion of a loss realized upon the redemption, exchange or other sale of Fund shares may be disallowed under "wash sale" rules to the extent shares of the Fund are purchased (including shares acquired by means of reinvested dividends) within the period beginning 30 days before and ending 30 days after the date of such redemption, exchange or other sale.

     Capital loss carryforwards from any taxable year will reduce the Fund's taxable income arising from future net realized capital gains, if any, to the extent they are permitted to be used under the Code and applicable Treasury regulations prior to their expiration dates, and thus will reduce the amounts of the future distributions to shareholders that would otherwise be necessary in order to relieve the Fund of liability for federal income tax.


                              FINANCIAL STATEMENTS

     The financial statements of the Fund will be audited by Deloitte & Touche LLP, independent certified public accountants.